UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 11, 2014

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APT MOTOVOX GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	333-165406	27-1668227
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

8844 Hillcrest Road, Kansas City, Missouri 64138
(Address of Principal Executive Office) (Zip Code)

816-767-8783
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws

On July 11, 2014, APT MotoVox Group, Inc., received approval from FINRA to change the name of the Company from Frozen Food Gift Group, Inc. to APT MotoVox Group, Inc.  The name change is reflected in the Amended Articles of Incorporation filed with the Delaware Secretary of State.

Item 8.01. Other Events

On July 11, 2014, APT MotoVox Group, Inc., announced that its ticker symbol on the OTC BB will change from “FROZ” to MTVX”.  The new symbol will become effective as of the opening of trading on Monday, July 14, 2014.  A copy of the press release announcing this change is attached hereto as Exhibit 99.1.

Item 9.01. Exhibits

Exhibit No.	Description

99.1	Press release, dated July 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

APT MOTOVOX GROUP, INC.

Date: July 11, 2014	By:	/s/ TROY A. COVEY
Troy A. Covey President, Director and Principal Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated July 11, 2014